CONSULTING AGREEMENT

                    CONSULTING AGREEMENT, dated as of February 27, 1997 (this "Agreement") by and between CIGNA Corporation, a Delaware corporation ("Parent"), and Dr. Norman Payson (the "Consultant").

                    WHEREAS, Parent, has entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Parent, CHC Acquisition Corp., a New Hampshire corporation (the "Purchaser"), and Healthsource, Inc., a New Hampshire corporation (the "Company"), dated as of February 27, 1997;

                    WHEREAS, in connection with the transactions contemplated by the Merger Agreement and in recognition of the Consultant's experience and abilities, Parent desires to assure itself of the services of the Consultant in accordance with and subject to the terms and conditions provided herein; and

                    WHEREAS, the Consultant wishes to perform services for Parent in accordance with and subject to the terms and conditions provided herein.

                    NOW, THEREFORE, in consideration of the
          premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                    1. Engagement as Consultant. Parent hereby agrees to engage the Consultant, and the Consultant hereby agrees to perform services for Parent, on the terms and conditions set forth herein.

                    2.   Term.  This Agreement is for the nine
          month period (the "Term") commencing on the date of consummation of the "Offer" (as such term is defined in the Merger Agreement) and terminating nine months from such date; provided, however, that if the Offer is not consummated or if the Merger Agreement is terminated this Agreement shall terminate immediately and be of no force or effect.

                    3. Duties and Reporting Relationship. From time to time during the Term, the Consultant shall perform such services relating to the business of Parent as the Consultant and the President of CIGNA HealthCare (or his designee) shall mutually agree. The Consultant shall in no event be required to provide more than 120 hours per month of consulting services to Parent for the first 6 months of the Term and no more than 80 hours per month of consulting services to Parent for the next 3 months of the Term. The scheduling of such time shall be mutually agreeable to the Consultant and Parent. Subject to the Consultant's obligations elsewhere herein, Parent acknowledges that the Consultant is permitted to pursue other activities, whether of a personal or business nature, and, accordingly, may not always be immediately available to Purchaser.

                    4.   Place of Performance.  The Consultant
          shall perform his duties and conduct his business from his primary residence and/or at such other locations as are reasonably acceptable to him; provided, however, that, as mutually agreed, the Consultant will be available to travel domestically to meet from time to time with representatives of Parent.

                    5. Independent Contractor. During the term of this Agreement, the Consultant shall be an independent contractor and not an employee of Parent.

                    6.   Compensation and Related Matters.

                         (a)  Monthly Consulting Fee.  During the
          Term, Parent shall pay to the Consultant a monthly consulting fee at a rate of $100,000 per month.

                         (b)  Business Expenses.  In addition to
          the expenses to be reimbursed pursuant to Annex A hereto, the Consultant will be reimbursed by Parent for all ordinary and appropriate business expenses incurred by him in connection with his performance of consulting services hereunder upon submission by the Consultant of receipts and other documentation in accordance with Parent's normal reimbursement procedures.

                         (c)  Benefits and Perquisites.  During the
          Term and, where applicable, thereafter, Parent shall provide the Consultant (and, to the extent applicable, his covered dependents) with those employee benefits and perquisites set forth on Annex A hereto.

                         (d)  Options.  Notwithstanding anything
          to the contrary, including, without limitation, anything contained in this Agreement, the Merger Agreement or any stock option or incentive plan of Parent, the Purchaser or the Company, Parent shall take all action necessary to cause each Substitute Option (as defined in the Merger Agreement) held by the Consultant (or, in the event of his death, held by his estate or designated beneficiary) to expire no earlier than the tenth anniversary of the date of grant of the corresponding Company Employee Stock Option (as defined in the Merger Agreement) that was converted into a Substitute Option pursuant to Section
          2.4 of the Merger Agreement, without regard to any of (i) the termination or expiration of this Agreement, (ii) the termination of the Consultant's employment with the Company, (iii) the death or disability of the Consultant or (iv) the cessation of the Consultant's services to Parent; provided, however, that Parent may grant Substitute Options to the Consultant under a stock option plan of Parent, so long as such grant does not adversely affect the rights of the Consultant hereunder and under the Merger Agreement. In this regard, notwithstanding anything to the contrary, including, without limitation, anything contained in this Agreement, the Merger Agreement or any stock option or incentive plan of Parent, the Purchaser or the Company, Parent agrees that each such Substitute Option held by the Consultant shall be freely exercisable without restriction, at all times prior to the expiration of such option, by the Consultant and his successors, for shares of Parent common stock.

                    7. Termination. The Consultant's engagement as a consultant hereunder shall terminate without further action by any party hereto nine months from the date of consummation of the Offer. Upon any termination of this Agreement or the Consultant's engagement as a consultant hereunder, the parties hereto shall have no further obligation or liability under this Agreement, except that
          (a) Parent shall pay the Consultant all fees and reimburse the Consultant for all expenses incurred prior to the date of termination, (b) Parent shall continue to provide the Consultant (and his covered dependents) with the employee benefits and perquisites set forth on Annex A hereto for a period of 36 months from such date of termination (except for use of the aircraft described in Annex A which Parent will provide for a period of 12 months from such date of termination) and (c) the provisions of Sections 6(c), 6(d) and 7, 8 and 11 through 15 of this Agreement shall survive any such termination.

                    8.   Releases.  (a) In consideration for the
          payment and benefits provided in this Agreement, the Consultant hereby voluntarily, knowingly, willingly, irrevocably and unconditionally releases Parent and the Company, together with each of its parents, subsidiaries and affiliates, and each of their respective officers, directors, employees, representatives, attorneys and agents, and each of their respective predecessors, successors and assigns (collectively, the "Releasees") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, causes of action, rights, costs, losses, debts and expenses of any nature whatsoever, known or unknown (other than with respect to any breach by the Releasees of this Agreement or the Merger Agreement), against them which the Consultant or his successors or assigns ever had, now have or hereafter can, shall or may have (either directly, indirectly, derivatively or in any other representative capacity) by reason of any matter, fact or cause whatsoever arising from the beginning of time to the date of consummation of the Offer, including without limitation all claims arising under Title VII of the Civil Rights Act of 1964, the federal Age Discrimination in Employment Act ("ADEA") and all other federal, state or local laws, rules, regulations, judicial decisions or public policies now or hereafter recognized. By signing this Agreement, the Consultant admits that he has read this Agreement, understands it is a legally binding agreement and that he was advised to review it with legal counsel of his choice, and has reviewed it with legal counsel of his choice, has had, or had the opportunity to take, 21 calendar days to discuss it with legal counsel of his choice before signing and that if he signs prior to the end of such period, he does so of his own free will and with full knowledge that he could have taken the full period. The Consultant realizes and understands that this release applies to and covers all claims, demands and causes of action including those under the ADEA against the Releases whether or not the Consultant knows or suspects them to exist at the present time. The Consultant acknowledges that he understands the terms of this Agreement, that it is not part of an exit incentive or other employment termination program being offered to a group or class of employees. The Consultant shall have a period of 7 calendar days from the date he signs this Agreement to revoke the Agreement and any revocation and cancellation must be in writing, signed by the Consultant and received by Parent before the close of business on the seventh calendar day following the date hereof.

                       (b)  In consideration for the Consultant's
          obligations under this Agreement, Parent hereby voluntarily, knowingly, willingly, irrevocably and unconditionally releases the Consultant (and hereby agrees to cause each of the Purchaser, the Company and their affiliates to release the Consultant) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, causes of action, rights, costs, losses, debts and expenses of any nature whatsoever, known or unknown (other than with respect to any breach by the Consultant of this Agreement) against him which Parent, the Purchaser or the Company or their respective successors or assigns ever had, now have or hereafter can, shall or may have (either directly, indirectly, derivatively or in any other representative capacity) by reason of any matter, fact or cause whatsoever arising from the beginning of time to the date of consummation of the Offer.

                    9.   Covenant Not to Compete.  (a)  The
          Consultant hereby agrees that, for a period of nine months following the date of consummation of the Offer, the Consultant shall not, whether acting individually or as an officer, director, employee, agent, stockholder or consultant of any person, firm, corporation, business or other entity, engage in a business that competes, directly or indirectly, in any material respect with the business conducted as of the date hereof by Parent, the Company and their respective subsidiaries; provided, however, that the Consultant may own publicly-traded stock of any such person, firm, corporation, business or other entity constituting not more than 5% of the outstanding shares of such class of stock so long as his involvement with any such entity is limited to the ownership of such stock.

                    (b) The Consultant and Parent acknowledge that the non-competition provision contained in Section 9(a) above is reasonable and necessary, in view of the nature of Parent and the Company, their businesses and his knowledge thereof, in order to protect the legitimate interests of Parent and the Company.

                    (c) The Consultant agrees that during the Term and for a period of one year following the termination of this Agreement, he shall not (i) induce any employee of Parent, the Company or any of their affiliates to leave the employ of Parent, the Company or any of their affiliates or to accept any other employment or position, or (ii) assist any other person in hiring any such employee, provided, however, that nothing contained herein shall prevent the Consultant from responding to or addressing inquiries initiating from employees of Parent, the Company and its affiliates or from hiring any such employees who make initial contact with the Consultant.

                    (d) The Consultant hereby agrees that he shall not following the termination of this Agreement retain in his possession any written, documentary, tape, recorded or computerized proprietary information relating to the Company and its clients and customers.

                    (e) Parent hereby agrees that in the event of any alleged breach of this Section 9 by the Consultant, Parent shall deliver to the Consultant a written notice, which notice shall specifically identify the manner in which the Consultant has allegedly breached this Section
          9. Upon receipt of such notice, Consultant shall have a period of 10 calendar days during which period he may attempt to cure any such specified breach. Parent hereby agrees that it shall not seek any judicial remedy or relief in respect of any such alleged breach until after the expiration of such 10 calendar day period, and may only seek such judicial remedy or relief in the event any such breach has not been reasonably cured during such 10 calendar day period.

                    10.  No Disparagement.  Parent and the
          Consultant hereby agree that each shall not (and Parent further agrees (i) to cause the Company and the Purchaser and its and their respective directors and officers and
          (ii) if notified in writing by the Consultant of a material breach of this paragraph, Parent agrees to use reasonable efforts to cause its and their respective subsidiaries, employees, affiliates, advisors, representatives and agents to not) make, or cause to be made, any statement, observation or opinion, or communicate any information (whether oral or written), that materially disparages the reputation or business of the other party hereto. The Consultant agrees that in the event of any alleged breach of this Section 10 by Parent, the Consultant shall deliver to Parent written notice specifically identifying the manner in which Parent has allegedly breach this Section 10. Upon receipt of such notice, Parent shall have a period of 10 calendar days during which period it may attempt to cure any such specified breach. The Consultant hereby agrees that he will not seek any judicial remedy or relief in respect of such breach (including the remedy described in this paragraph) until after the expiration of such 10 calendar day period, and may only seek such judicial remedy or relief in the event any such breach has not been reasonably cured during such 10 calendar day period.

                    11. Indemnification. Parent shall indemnify and hold harmless the Consultant to the full extent permitted by law and the by-laws of Parent for all expenses, costs, liabilities and legal fees that the Consultant may incur in the discharge of his duties hereunder, including the mandatory advancement of and reimbursement for any legal fees and expenses incurred by the Consultant in enforcing any right or benefit under this Agreement. Such payments shall be made within 5 days after the Consultant's request for payment. Any termination or expiration of the Consultant's engagement as a consultant hereunder or of this Agreement shall have no effect on the continuing operation of this Section 11.

                    12.  Successors; Binding Agreement.

                         (a)  Parent shall require any successor to
          all or substantially all of the business or assets of Parent, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Parent would be required to perform it if no such succession had taken place.

                         (b)  This Agreement and all rights of the
          Consultant hereunder shall inure to the benefit of and be enforceable by the Consultant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. This Agreement is personal to and may not be assigned by the Consultant.

                    13.  Notices.  All notices and other
          communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other addresses for a party as shall be specified by the notice):

                    If to Parent:

                         c/o CIGNA HealthCare (B-216)
                         900 North Cottage Grove Road
                         Hartford, CT  06152-1216
                         Attention:  H. Edward Hanway

                    If to the Consultant:

                         Dr. Norman Payson
                         Healthsource, Inc.
                         Two College Park Drive
                         Hooksett, NH  03106

                    14.  Disputes.

                         (a)  Any dispute, controversy or claim
          arising out of or relating to this Agreement, including any annexes hereto, or the breach, termination or validity hereof, shall be finally settled by arbitration by one arbitrator in the city and state of the Company's headquarters on the date hereof pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. SECTIONSECTION 1-16.

                         (b)  In no event shall the Consultant be
          liable to Parent on account of any breach or breaches of this Agreement for an aggregate amount that exceeds the amount paid to the Consultant during the Term under
          Section 6(a) hereof.

                    15.  Miscellaneous.  No provisions of this
          Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. No waiver by a party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by the parties which are not set forth expressly in this Agreement. This Agreement shall be governed and construed in accordance with the laws of the State in which the Company is incorporated on the date hereof, without giving effect to the principles of conflicts of law thereunder or of any other jurisdiction.

                    16.  Counterparts.  This Agreement may be
          executed in counterparts, each of which shall be deemed to be an original but both of which together will constitute one and the same instrument.

                    17. Enforcement. If any court or arbitrator determines that any covenant contained in this Agreement, or any part thereof, is unenforceable for any reason, the duration and/or scope of such provision shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.


                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                        /s/ Norman Payson
                                        Dr. Norman Payson

                                        CIGNA CORPORATION

                                        By:/s/ Robert L. Rose
                                           Name:  Robert L. Rose
                                           Title:  Vice President



                                    ANNEX A

               * Medical, hospitalization, dental, life and disability insurance benefits at a level no less favorable than that provided to senior executive officers of Parent and without any waiting periods or preexisting condition limitations.

               * Full and complete access to the aircraft currently used by the Consultant as Chief Executive Officer of the Company (or comparable aircraft if the current aircraft is unavailable). To the extent such aircraft use is not in connection with the business of Parent, the Consultant shall reimburse Parent for such use at the rate of $1,000 per hour for the time such aircraft is airborne. Upon termination or expiration of the Agreement, the Consultant shall have the right to purchase such aircraft from Parent at its then book value.

               * An initial cash payment of $25,000, made immediately following the consummation of the Offer, the proceeds of which are to be used by the Consultant solely to purchase computer and telephone equipment in connection with the establishment of an office in the Consultant's home (or other location selected by him). The Consultant may employ one or more assistants to administer his office and, if any such assistant was an employee of the Company immediately prior to the consummation of the Offer, such assistant shall be entitled to receive from Parent full severance benefits as if such assistant was terminated by Parent without cause. Purchaser will reimburse the Consultant for the costs associated with the employment of such assistants as well as for any other expenses incurred with the operation of such office on a monthly basis, up to a total annual cost of $200,000.